PINE GROVE ALTERNATIVE FUND (the “Fund”)

Supplement dated June 9, 2014 to the Prospectus dated October 31, 2013, as Supplemented

The following paragraphs are hereby added to the “Summary of Terms — the Adviser” and “Management of the Fund and the Master Fund — General” sections in the Fund’s Prospectus:

On June 7, 2014, Pine Grove Asset Management LLC (“Pine Grove” or the “Adviser”), the investment adviser of Pine Grove Alternative Institutional Fund (the “Master Fund”), agreed to be acquired by Man Principal Strategies Corp. (“MPS”), a subsidiary of Man Group plc (“Man”), a global asset manager. Pine Grove and MPS expect the closing of the transaction, which is subject to certain conditions, to occur during the third quarter of 2014. Under the Investment Company Act of 1940, consummation of this transaction will result in the automatic termination of the Master Fund’s current investment advisory agreement (the “Current Agreement”). Accordingly, at a meeting held on June 5, 2014, in anticipation of the transaction, the Fund’s Board of Trustees unanimously approved a new investment advisory agreement for the Master Fund (the “New Agreement”) and recommended that the New Agreement be submitted to the Master Fund’s shareholders for their approval. The New Agreement will become effective upon approval by the Master Fund’s shareholders and the closing of the transaction.

The transaction is not expected to affect Master Fund or Fund operations or the investment management activities of the Adviser, and the Adviser’s senior personnel and the investment advisory personnel are expected to remain in place after the closing of the transaction. Under the New Agreement, the Adviser will provide investment advisory services to the Master Fund on substantially the same terms and for the same fees that are currently in effect with respect to the Master Fund under the Current Agreement.

Please retain this supplement for future reference.